UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 14, 2014

MARTIN MIDSTREAM PARTNERS L.P.
(Exact name of Registrant as specified in its charter)

DELAWARE (State of incorporation or organization)	000-50056 (Commission file number)	05-0527861 (I.R.S. employer identification number)

4200 STONE ROAD
KILGORE, TEXAS (Address of principal executive offices)		75662 (Zip code)

Registrant’s telephone number, including area code: (903) 983-6200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On May 14, 2014 , Martin Midstream Partners L.P. (the “Partnership”) completed the previously announced acquisition of all of the outstanding membership interests in Atlas Pipeline NGL Holdings, LLC and Atlas Pipeline NGL Holdings II, LLC (collectively, "Holdings"). Holdings owns a 19.8% limited partnership interest and a 0.2% general partnership interest in West Texas LPG Pipeline L.P. ("WTLPG"). WTLPG is operated by Chevron Pipe Line Company, which owns the remaining 80.0% interest. In such Form 8-K, the Partnership indicated that it would file the historical and pro forma financial information required under Item 9.01 with respect to the acquisition of Holdings no later than 71 days after the date that such Form 8-K was required to be filed. This amendment is filed to provide the required financial information of Holdings.

Item 9.01	Financial Statements and Exhibits.

(a)   Financial statements of businesses acquired.

The audited combined financial statements of Holdings for the year ended December 31, 2013, including the independent auditor’s report of KPMG LLP thereon. See Exhibit 99.1.

The unaudited combined and condensed financial statements of Holdings for the three months ended March 31, 2014 and 2013. See Exhibit 99.2.

(b)   Pro Forma Financial Information.

Unaudited pro forma consolidated and condensed financial information.  See Exhibit 99.3.

(c)  Exhibits

Exhibit
Number	Description
99.1	Audited Combined Financial Statements of Holdings
99.2	Unaudited Combined and Condensed Financial Statements of Holdings
99.3	Unaudited Pro Forma Consolidated and Condensed Financial Information
23.1	Consent of KPMG LLP

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MIDSTREAM PARTNERS L.P.

By: Martin Midstream GP LLC,
Its General Partner

Date: July 28, 2014                By: /s/ Robert D. Bondurant
Robert D. Bondurant,
Executive Vice President, Treasurer and
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Audited Combined Financial Statements of Holdings
99.2	Unaudited Combined and Condensed Financial Statements of Holdings
99.3	Unaudited Pro Forma Consolidated and Condensed Financial Information
23.1	Consent of KPMG LLP

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